Exhibit 99.1
Sumo Logic Announces Third Quarter Fiscal 2021 Financial Results
Third quarter revenue grew 28% year-over-year to $51.9 million
Raised $342.7 million through initial public offering

REDWOOD CITY, CA. — December 7, 2020 — Sumo Logic (Nasdaq: SUMO), a pioneer of continuous intelligence, today announced financial results for the third quarter of its fiscal 2021, ended October 31, 2020.

“We delivered strong results in our first quarter as a public company as customers continue to choose Sumo Logic's Continuous Intelligence Platform™ to transform the tsunami of data generated from digital transformation into actionable insights, ” said Ramin Sayar, president and CEO of Sumo Logic. "Sumo Logic is the pioneer of continuous intelligence, enabling organizations to accelerate their shift to cloud computing and modern application architectures. With new use cases continuing to emerge across operational intelligence, security intelligence and business intelligence, we see a long horizon of growth ahead of us."

Third Quarter Fiscal 2021 Financial Highlights
•Revenue was $51.9 million, an increase of 28% year-over-year
•Revenue, excluding our largest revenue customer, was $48.1 million, an increase of 28% year-over-year
•GAAP gross margin was 74%; non-GAAP gross margin was 77%
•GAAP operating loss was $22.9 million; GAAP operating margin was (44)%
•Non-GAAP operating loss was $2.2 million; non-GAAP operating margin was (4)%
•GAAP net loss was $23.9 million or $0.43 per share
•Non-GAAP net loss was $3.3 million or $0.06 per share
•Net cash used by operating activities was $18.3 million; free cash flow was $(18.7) million
•Cash and cash equivalents was $407.5 million as of October 31, 2020

Recent Highlights
Business Highlights:
•Completed our initial public offering of 17.0 million shares at $22 per share, for total net proceeds of $342.7 million.
•Released our 5th Annual Continuous Intelligence Report highlighting increased multi-cloud adoption and the heightened requirements of cloud architectures and security.
•Hosted Sumo Logic’s 4th annual Illuminate user conference in October. The annual user conference was held virtually on October 6th and 7th and brought together customers, partners and employees for two days of education, certification and expert advice to get the most value out of the Sumo Logic Continuous Intelligence Platform™.
•Announced the appointment of Tracey Newell to our Board of Directors.

Product Highlights:
Sumo Logic Observability Solution enhancements:
•Announced general availability of AWS Observability Solution which automatically ingests, collects, unifies and analyzes telemetry data from popular AWS services.
•Announced the general availability of the Sumo Logic Software Development Optimization (SDO) solution which integrates and analyzes data from multiple DevOps tools to give developers real-time insights into software development pipelines.
•Announced new distributed tracing capabilities added to its existing Microservices Observability Solution. The new capabilities unify application and infrastructure logs, metrics, traces and metadata and enable sophisticated analytics on both structured and unstructured data.

Sumo Logic Security Intelligence Suite enhancements:
•Announced a new integration with AWS Network Firewall, a new managed service that makes it easy to deploy essential network protections for all Amazon Virtual Private Clouds (Amazon VPCs) on Amazon Web Services (AWS).
•Announced SecOps Team Reporting with pre-built dashboards that enable SecOps teams to get real-time views around data ingestion, usage, and SecOps metrics.

•Announced detection improvements including new chain, threshold and aggregation rule types that further improve automated threat detection capabilities helping cloud SIEM customers with their specific use cases.

Financial Outlook
For the fourth quarter of fiscal 2021, Sumo Logic expects:
•Total revenue between $51.8 million and $52.3 million, representing 17% to 18% growth year over year
•Revenue, excluding our largest revenue customer, between $49.3 million and $49.8 million, representing 23% to 24% growth year-over-year
•Non-GAAP operating loss of $11.4 million to $10.9 million; non-GAAP operating margin of (22)% to (21)%
•Non-GAAP net loss per share of $0.13 to $0.12 on approximately 101.5 million weighted average shares outstanding
For the full fiscal year 2021, Sumo Logic expects:
•Total revenue between $200.3 million and $200.8 million, representing 29% to 30% growth year over year
•Revenue, excluding our largest revenue customer, between $185.9 million and $186.4 million, representing 29% growth year-over-year
•Non-GAAP operating loss of $35.6 million to $35.1 million; non-GAAP operating margin of (18)% to (17)%
•Non-GAAP net loss per share of $0.79 to $0.78 on approximately 49.0 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and amortization of acquired intangible assets. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Monday, December 7, 2020, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13713250. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense, amortization of acquired intangibles, and acquisition-related expenses. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the third fiscal quarter and full fiscal 2021 and financial outlook and market positioning, our business plans, initiatives and objectives, our ability to execute such plans, initiatives and objectives in a timely manner, the benefits and capabilities of our platform, and our plans and expectations regarding new platform features and functionality that are under development or in process. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our prospectus filed with the Securities and Exchange Commission (SEC) pursuant to Rule 424(b)(4), dated September 17, 2020, and other filings and reports that we may file from time to time with the SEC. Additional information will be made available in our Form 10-Q for the quarter ended October 31, 2020 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (Nasdaq: SUMO), is the pioneer in continuous intelligence, a new category of software, which enables organizations of all sizes to address the data challenges and opportunities presented by digital transformation, modern applications, and cloud computing. The Sumo Logic Continuous Intelligence Platform™ automates the collection, ingestion, and analysis of application, infrastructure, security, and IoT data to derive actionable insights within seconds. More than 2,100 customers around the world rely on Sumo Logic to build, run, and secure their modern applications and cloud infrastructures. Only Sumo Logic delivers its platform as a true, multi-tenant SaaS architecture, across multiple use-cases, enabling businesses to thrive in the Intelligence Economy. For more information, visit www.sumologic.com.
For more information, please contact:

Investor Relations Contact
Paul Thomas
pthomas@sumologic.com
(650) 214-3847
Media Contact
Melissa Liton
mliton@sumologic.com
(650) 814-3882

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Revenue	$51,868	$40,513	$148,485	$110,745
Cost of revenue(1)	13,601	11,212	42,140	29,151
Gross profit	38,267	29,301	106,345	81,594
Operating expenses:
Research and development(1)	18,753	14,029	51,756	35,394
Sales and marketing(1)	26,904	30,382	80,534	76,868
General and administrative(1)	15,507	14,193	32,096	28,141
Total operating expenses	61,164	58,604	164,386	140,403
Loss from operations	(22,897)	(29,303)	(58,041)	(58,809)
Interest and other (expense) income, net	(322)	726	(249)	1,611
Interest expense	(290)	(40)	(654)	(66)
Loss before provision for income taxes	(23,509)	(28,617)	(58,944)	(57,264)
Provision for income taxes	417	2	764	357
Net loss	$(23,926)	$(28,619)	$(59,708)	$(57,621)

Net loss per share, basic and diluted	$(0.43)	$(1.95)	$(1.92)	$(4.13)

Weighted-average shares used to compute net loss per share, basic and diluted	55,816	14,650	31,044	13,953
________________
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Cost of revenue	$213	$50	$314	$96
Research and development	5,728	2,474	9,606	3,953
Sales and marketing	4,747	1,960	7,863	3,866
General and administrative	8,255	5,244	10,883	8,646
Total stock-based compensation expense	$18,943	$9,728	$28,666	$16,561

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31, 2020	January 31, 2020
Assets
Current assets:
Cash and cash equivalents	$407,469	$101,513
Accounts receivable, net	41,685	27,011
Prepaid expenses	8,581	6,305
Deferred sales commissions, current	11,317	8,884
Other current assets	2,153	1,604
Total current assets	471,205	145,317
Property and equipment, net	3,952	2,993
Goodwill	50,672	50,672
Acquired intangible assets, net	12,298	17,415
Deferred sales commissions, noncurrent	24,605	17,479
Other noncurrent assets	840	3,885
Total assets	$563,572	$237,761
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$8,678	$6,151
Accrued expenses and other current liabilities	21,334	20,371
Deferred revenue, current	88,612	85,715
Total current liabilities	118,624	112,237
Deferred revenue, noncurrent	1,768	2,970
Redeemable convertible preferred stock warrant liability	—	270
Other noncurrent liabilities	4,883	2,691
Total liabilities	125,275	118,168

Redeemable convertible preferred stock	—	340,167
Stockholders’ equity (deficit):
Common stock	10	2
Additional paid-in-capital	815,735	97,131
Accumulated other comprehensive loss	(246)	(213)
Accumulated deficit	(377,202)	(317,494)
Total stockholders’ equity (deficit)	438,297	(220,574)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$563,572	$237,761

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Cash flows from operating activities
Net loss	$(23,926)	$(28,619)	$(59,708)	$(57,621)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,080	691	6,152	1,927
Amortization of deferred sales commissions	2,934	2,238	8,148	6,419
Stock-based compensation, net of amounts capitalized	18,943	9,728	28,666	16,561
Other	104	(91)	186	(11)
Changes in operating assets and liabilities, net of impact of acquisitions:
Accounts receivable	(12,256)	(3,939)	(14,717)	(5,026)
Prepaid expenses	(5,534)	(187)	(2,276)	513
Other assets	(799)	(27)	(619)	(57)
Deferred sales commissions	(10,800)	(3,983)	(17,718)	(10,621)
Accounts payable	843	(1,491)	(149)	56
Accrued expenses and other current liabilities	1,611	5,397	1,781	5,182
Deferred revenue	7,828	6,051	1,695	12,428
Other noncurrent liabilities	673	9	2,354	485
Net cash used in operating activities	(18,299)	(14,223)	(46,205)	(29,765)
Cash flows from investing activities
Purchases of property and equipment	(168)	(278)	(358)	(1,949)
Capitalized internal-use software costs	(246)	(1,671)	(1,205)	(4,292)
Cash paid for acquisitions, net of cash and restricted cash acquired	—	(7,330)	—	(8,260)
Net cash used in investing activities	(414)	(9,279)	(1,563)	(14,501)
Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts	349,166	—	349,166	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	—	—	106,072
Proceeds from borrowings	—	—	24,250	—
Repayment of borrowings	(24,250)	—	(24,250)	—
Payments of deferred offering costs	(765)	(84)	(1,321)	(84)
Proceeds from exercise of common stock options	3,990	1,185	6,113	3,614
Cash paid for holdback consideration in connection with acquisition	—	—	(100)	—
Net cash provided by financing activities	328,141	1,101	353,858	109,602
Effect of exchange rate changes on cash and cash equivalents	(76)	59	(134)	(7)
Change in cash and cash equivalents and restricted cash	309,352	(22,342)	305,956	65,329
Cash and cash equivalents and restricted cash:
Beginning of period	98,417	153,342	101,813	65,671
End of period	$407,769	$131,000	$407,769	$131,000

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Reconciliation of gross profit and gross margin
GAAP gross profit	$38,267	$29,301	$106,345	$81,594
Add: Stock-based compensation	213	50	314	96
Add: Amortization of acquired intangible assets	1,706	342	5,117	562
Non-GAAP gross profit	$40,186	$29,693	$111,776	$82,252
GAAP gross margin	74%	72%	72%	74%
Non-GAAP gross margin	77%	73%	75%	74%

Reconciliation of operating expenses
GAAP research and development	$18,753	$14,029	$51,756	$35,394
Less: Stock-based compensation	(5,728)	(2,474)	(9,606)	(3,953)
Non-GAAP research and development	$13,025	$11,555	$42,150	$31,441

GAAP sales and marketing	$26,904	$30,382	$80,534	$76,868
Less: Stock-based compensation	(4,747)	(1,960)	(7,863)	(3,866)
Non-GAAP sales and marketing	$22,157	$28,422	$72,671	$73,002

GAAP general and administrative	$15,507	$14,193	$32,096	$28,141
Less: Stock-based compensation	(8,255)	(5,244)	(10,883)	(8,646)
Less: Acquisition-related expenses	—	(2,626)	—	(2,626)
Non-GAAP general and administrative	$7,252	$6,323	$21,213	$16,869

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(22,897)	$(29,303)	$(58,041)	$(58,809)
Add: Stock-based compensation	18,943	9,728	28,666	16,561
Add: Amortization of acquired intangible assets	1,706	342	5,117	562
Add: Acquisition-related expenses	—	2,626	—	2,626
Non-GAAP operating loss	$(2,248)	$(16,607)	$(24,258)	$(39,060)
GAAP operating margin	(44)%	(72)%	(39)%	(53)%
Non-GAAP operating margin	(4)%	(41)%	(16)%	(35)%

Reconciliation of net loss
GAAP net loss	$(23,926)	$(28,619)	$(59,708)	$(57,621)
Add: Stock-based compensation	18,943	9,728	28,666	16,561
Add: Amortization of acquired intangible assets	1,706	342	5,117	562
Add: Acquisition-related expenses	—	2,626	—	2,626
Non-GAAP net loss	$(3,277)	$(15,923)	$(25,925)	$(37,872)
GAAP net loss per share	$(0.43)	$(1.95)	$(1.92)	$(4.13)
Non-GAAP net loss per share	$(0.06)	$(1.09)	$(0.84)	$(2.71)
Weighted average shares outstanding, basic and diluted	55,816	14,650	31,044	13,953

Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(18,299)	$(14,223)	$(46,205)	$(29,765)
Less: Capital expenditures	(168)	(278)	(358)	(1,949)
Less: Capitalized internal-use software costs	(246)	(1,671)	(1,205)	(4,292)
Free cash flow	$(18,713)	$(16,172)	$(47,768)	$(36,006)
	—%	—%	—%	—%